EXHIBIT 32.1

   CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 8 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Euro Group of Companies, Inc. (formerly ICT Technologies, Inc.), a Delaware corporation (the "Company") on Form 10-QSB for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer, hereby certifies, pursuant to 8 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report of the Company fully complies with the requirements of section 13(a) of the Securities Exchange Act; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/  Vasilios Koutsobinas
                                            -----------------------------------
                                                 Vasilios Koutsobinas
                                                 Chief Executive Officer


May 15, 2008